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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 333-55931 and 333-32831 on Form S-3, in Registration Statement
No. 333-45999 on Form S-4, and in Registration Statements No. 333-32831, 333-32833, 333-32835, 333-32837, 333-32839, 333-32841, 333-32843 and 333-45657
on Form S-8 of Texas Utilities Company of our report dated February 24, 1998, appearing in this Current Report on Form 8-K dated February 26, 1998.


DELOITTE & TOUCHE LLP

Dallas, Texas
February 26, 1998